SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of
                          the Securities Exchange Act of 1934

                                    Date of Report
                                     June 5, 1995


                             CONTROL CHIEF HOLDINGS, INC.
                (Exact name of registrant as specified in its charter)


                                       New York
                       (State of jurisdiction of incorporation)


                   0-15910                           16-0955704
           (Commission File Number)       (IRS Employer Identification No.)


            P.O. Box 141, 200 Williams Street, Bradford, Pennsylvania 16701
                       (Address of principal executive offices)
                                      (Zip code)


                                    (814) 368-4132
                 (Registrant's telephone number, including area code)

                                         NONE
                                   (Former address)

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       Item 5.  Other Events

       In connection with an ongoing restructuring of the management of Control Chief Holdings, Inc. (the "Company") that began in August, 1994, when Douglas S. Bell became President and Chairman of the Board of the Company, Joseph F. Lamendola resigned as a director of the Company and President and Chief Executive Officer of Control Chief Corporation, a wholly-owned subsidiary of the Company, effective June 5, 1995. Prior to August, 1994, Mr. Lamendola was President and Chief Executive Officer of the Company in addition to the offices at Control Chief Corporation from which he resigned.



                                       SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CONTROL CHIEF HOLDINGS, INC.
                                          ----------------------------
                                                  (Registrant)



       Date:  June 8, 1995                By:  /S/DOUGLAS S. BELL
                                               ------------------
                                               Douglas S. Bell
                                               Chairman of the Board







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